UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

Mesa Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-7884	76-6284806
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

JPMorgan Chase Bank, N.A., Trustee
Institutional Trust Services
700 Lavaca Street
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 479-2562

NOT APPLICABLE

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

                On July 19, 2005, Mesa Royalty Trust issued a press release announcing Mesa Royalty Trust’s royalty income, income distribution and trust expenses for the month of July 2005.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

                Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit 99.1            Mesa Royalty Trust Press Release dated July 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Royalty Trust
By: JPMorgan Chase Bank, N.A., as Trustee

Date: July 19, 2005	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President and Trust Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Mesa Royalty Trust Press Release dated July 19, 2005.